Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Michael O'Reilly, President and Chief Executive Officer of Windswept Environmental Group, Inc., certify that the Form 10-Q of Windswept Environmental Group, Inc. for the period ended March 28, 2006, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Windswept Environmental Group, Inc. for the periods presented.


                                       /s/ Michael O'Reilly
                                       --------------------------------
                                       Name: Michael O'Reilly
                                       (principal executive officer and
                                       principal financial officer)

Date: May 24, 2006